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                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Bank of Boston
Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, William
M. Crozier, Jr., Henrique de Campos Meirelles, William J. Shea, Bradford H.
Warner, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shares of the Corporation's Common Stock, par value $1.50 per share, to be issued pursuant to the Corporation's Shared Opportunities Program, and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission.
Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

          SIGNATURE                                TITLE                                          DATE
          ---------                                -----                                          ----
  /s/ CHARLES K. GIFFORD
- ------------------------------      Chief Executive Officer and                             September 27, 1996
    (Charles K. Gifford)            Director (Chief Executive Officer)


  /s/ WILLIAM M. CROZIER, JR.
- ------------------------------      Chairman of the Board of Directors                      September 27, 1996
  (William M. Crozier, Jr.)         and Director


 /s/ HENRIQUE D. MEIRELLES
- ------------------------------      President and Chief Operating                           September 27, 1996
   (Henrique D. Meirelles)          Officer and Director



 /s/ WILLIAM J. SHEA
- ------------------------------      Vice Chairman, Chief Financial
       (William J. Shea)            Officer and Treasurer (Chief                            September 27, 1996
                                    Financial Officer)


 /s/ ROBERT T. JEFFERSON
- ------------------------------      Comptroller (Chief Accounting                           September 27, 1996
    (Robert T. Jefferson)           Officer)

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
          SIGNATURE                              TITLE                      DATE
          ---------                              -----                      ----
 /s/ WAYNE A. BUDD
- -----------------------------------             Director              September 27, 1996
         (Wayne A. Budd)

 /s/ JOHN A. CERVIERI JR.
- -----------------------------------             Director              September 27, 1996
      (John A. Cervieri Jr.)

 /s/ WILLIAM F. CONNELL
- -----------------------------------             Director              September 27, 1996
       (William F. Connell)

 /s/ GARY L. COUNTRYMAN
- -----------------------------------             Director              September 27, 1996
       (Gary L. Countryman)

 /s/ ALICE F. EMERSON
- -----------------------------------             Director              September 27, 1996
        (Alice F. Emerson)

 /s/ THOMAS J. MAY
- -----------------------------------             Director              September 27, 1996
         (Thomas J. May)

 /s/ DONALD F. MCHENRY
- -----------------------------------             Director              September 27, 1996
       (Donald F. McHenry)

 /s/ PAUL C. O'BRIEN
- -----------------------------------             Director              September 27, 1996
        (Paul C. O'Brien)

 /s/ THOMAS R. PIPER
- -----------------------------------             Director              September 27, 1996
        (Thomas R. Piper)

 /s/ JOHN W. ROWE
- -----------------------------------             Director              September 27, 1996
          (John W. Rowe)

 /s/ RICHARD A. SMITH
- -----------------------------------             Director              September 27, 1996
        (Richard A. Smith)

 /s/ GLEN P. STREHLE
- -----------------------------------             Director              September 27, 1996
        (Glen P. Strehle)

 /s/ WILLIAM C. VAN FAASEN
- -----------------------------------             Director              September 27, 1996
     (William C. Van Faasen)

 /s/ THOMAS B. WHEELER
- -----------------------------------             Director              September 27, 1996
       (Thomas B. Wheeler)

 /s/ ALFRED M. ZEIEN
- -----------------------------------             Director              September 27, 1996
        (Alfred M. Zeien)

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